UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 14, 2016

 GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Crow Canyon Place, Suite 380, San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Compensatory Arrangements of Certain Officers.

On August 22, 2016, Galena Biopharma, Inc. (the “Company”) and Bijan Nejadnik, M.D., the Company’s Chief Medical Officer, entered into an amendment to Dr. Nejadnik’s employment agreement. The amendment provides that in the event Dr. Nejadnik’s employment with the Company is terminated upon a change of control (as such term is defined in the employment agreement), then he will be entitled to a severance payment equal to twelve months of base salary. All other provisions of his employment agreement remain the same. Such descriptions are qualified in their entirety by reference to the second amendment to the employment agreement, which was filed as Exhibit 10.2 hereto and is incorporated herein by reference. The foregoing terms of the agreement was approved by the Compensation Committee of the Company’s Board of Directors.

On August 22, 2016, the Company and John T. Burns, Vice President Finance and Corporate Controller, entered into a severance agreement whereby in the event Mr. Burns’ employment with the Company is terminated without cause (as such term is defined in the agreement), then he will be entitled to a severance payment equal to six months of base salary and if terminated under certain circumstances including without cause upon a change of control (as such term is defined in the agreement), then he will be entitled to a severance payment equal to nine months of base salary. Such descriptions are qualified in their entirety by reference to the severance agreement, which was filed as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing terms of the agreement was approved by the Compensation Committee of the Company’s Board of Directors.

As previously disclosed, on July 14, 2016, Galena Biopharma, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Galena Biopharma, Inc. 2016 Incentive Plan (the “2016 Incentive Plan”). The 2016 Incentive Plan became effective as of the date of such stockholder approval.

The material features of the 2016 Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on June 3, 2016 (the “Proxy Statement”) in the section entitled “Proposal 3 - Incentive Plan”, which is incorporated herein by reference as Exhibit 99.1 and in the Company’s definitive additional materials for the Annual Meeting filed on June 9, 2016 (the “Additional Materials”), which is incorporated herein by reference as Exhibit 99.2. Such descriptions are qualified in their entirety by reference to the 2016 Incentive Plan, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1	Severance Agreement, dated as of August 22, 2016, between Galena Biopharma, Inc. and John T. Burns (filed herewith).

10.2	Second Amendment to Employment Agreement, dated as of August 22, 2016, between Galena Biopharma, Inc. and Bijan Nejadnik (filed herewith).

10.3	Galena Biopharma, Inc. 2016 Incentive Plan (filed herewith).

99.1	The section entitled "Proposal 3 - Incentive Plan", of the Company's Definitive Proxy Statement on Schedule 14A filed by the Company on June 3, 2016 is incorporated herein by reference.

99.2	The Company's Definitive Proxy Statement on Schedule 14A filed by the Company on June 9, 2016 is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date:	August 22, 2016	By:	/s/ Mark W. Schwartz
Mark W. Schwartz Ph.D. President and Chief Executive Officer